Exhibit 99.3

C.H. Robinson Business Segment Information (unaudited, dollars in thousands)

Three months ended December 31, 2016
	NAST	Global Forwarding	Robinson Fresh	All Other & Corporate	Eliminations	Consolidated

Revenues	$2,281,435	$475,971	$529,449	$128,120	—	$3,414,975
Intersegment Revenues(1)	86,898	6,726	36,203	1,569	(131,396)	—

Total Revenues	$2,368,333	$482,697	$565,652	$129,689	($131,396)	$3,414,975
Net Revenues	$363,281	$114,079	$51,753	$32,403	—	$561,516
Operating Income/(Loss)	$157,631	$24,631	$12,980	($1,677)	—	$193,565
Depreciation and Amortization	$5,575	$7,868	$1,192	$7,318	—	$21,953
Total Assets	$2,088,611	$668,553	$376,654	$518,752	—	$3,652,570
Average Headcount	6,809	3,934	951	2,380	—	14,074

Three months ended September 30, 2016
	NAST	Global Forwarding	Robinson Fresh	All Other & Corporate	Eliminations	Consolidated

Revenues	$2,252,187	$390,830	$590,385	$122,352	—	$3,355,754
Intersegment Revenues(1)	79,728	8,742	32,255	100	(120,825)	—

Total Revenues	$2,331,915	$399,572	$622,640	$122,452	($120,825)	$3,355,754
Net Revenues	$378,073	$93,368	$57,036	$29,985	—	$558,462
Operating Income	$171,733	$17,047	$17,733	$4,754	—	$211,267
Depreciation and Amortization	$5,547	$5,073	$983	$6,054	—	$17,657
Total Assets	$2,115,467	$625,267	$405,832	$517,496	—	$3,664,062
Average Headcount	6,869	3,715	956	2,322	—	13,862

Three months ended June 30, 2016
	NAST	Global Forwarding	Robinson Fresh	All Other & Corporate	Eliminations	Consolidated

Revenues	$2,158,615	$356,773	$660,204	$124,149	—	$3,299,741
Intersegment Revenues(1)	71,543	8,763	27,049	229	(107,584)	—

Total Revenues	$2,230,158	$365,536	$687,253	$124,378	($107,584)	$3,299,741
Net Revenues	$399,203	$97,224	$67,820	$29,968	—	$594,215
Operating Income	$182,721	$22,396	$27,311	$1,319	—	$233,747
Depreciation and Amortization	$5,502	$5,079	$839	$6,764	—	$18,184
Total Assets	$1,936,149	$505,778	$427,272	$479,871	—	$3,349,070
Average Headcount	6,800	3,514	947	2,261	—	13,522

Three months ended March 31, 2016
	NAST	Global Forwarding	Robinson Fresh	All Other & Corporate	Eliminations	Consolidated

Revenues	$2,045,479	$351,112	$564,093	$113,259	—	$3,073,943
Intersegment Revenues(1)	60,269	6,080	23,896	313	(90,558)	—

Total Revenues	$2,105,748	$357,192	$587,989	$113,572	($90,558)	$3,073,943
Net Revenues	$383,798	$92,866	$58,185	$28,486	—	$563,335
Operating Income	$162,351	$16,857	$17,733	$2,011	—	$198,952
Depreciation and Amortization	$5,502	$5,079	$768	$5,526	—	$16,875
Total Assets	$1,854,240	$514,958	$370,319	$422,728	—	$3,162,245
Average Headcount	6,666	3,488	922	2,175	—	13,251

(1)	Intersegment revenues represent the sales between our segments and are eliminated to reconcile to our consolidated results.

C.H. Robinson Business Segment Information (unaudited, dollars in thousands)

Three months ended December 31, 2015
	NAST	Global Forwarding	Robinson Fresh	All Other & Corporate	Eliminations	Consolidated

Revenues	$2,171,427	$376,767	$549,713	$112,946	—	$3,210,853
Intersegment Revenues(1)	64,581	4,295	23,991	402	(93,269)	—

Total Revenues	$2,236,008	$381,062	$573,704	$113,348	($93,269)	$3,210,853
Net Revenues	$398,279	$89,491	$56,163	$26,844	—	$570,777
Operating Income/(Loss)	$183,964	$18,727	$16,065	($4,177)	—	$214,579
Depreciation and Amortization	$5,457	$5,255	$762	$5,422	—	$16,896
Total Assets	$1,878,203	$556,606	$346,728	$402,821	—	$3,184,358
Average Headcount	6,683	3,455	912	2,108	—	13,158

Three months ended September 30, 2015
	NAST	Global Forwarding	Robinson Fresh	All Other & Corporate	Eliminations	Consolidated

Revenues	$2,282,235	$420,628	$602,913	$113,477	—	$3,419,253
Intersegment Revenues(1)	69,845	4,529	23,609	557	(98,540)	—

Total Revenues	$2,352,080	$425,157	$626,522	$114,034	($98,540)	$3,419,253
Net Revenues	$410,478	$94,797	$57,911	$25,389	—	$588,575
Operating Income/(Loss)	$197,209	$22,477	$19,908	($6,883)	—	$232,711
Depreciation and Amortization	$5,454	$5,181	$754	$5,442	—	$16,831
Total Assets	$1,943,010	$594,908	$366,191	$408,456	—	$3,312,565
Average Headcount	6,723	3,422	906	2,061	—	13,112

Three months ended June 30, 2015
	NAST	Global Forwarding	Robinson Fresh	All Other & Corporate	Eliminations	Consolidated

Revenues	$2,319,936	$431,098	$672,424	$121,630	—	$3,545,088
Intersegment Revenues(1)	71,785	5,027	21,381	510	(98,703)	—

Total Revenues	$2,391,721	$436,125	$693,805	$122,140	($98,703)	$3,545,088
Net Revenues	$398,151	$94,846	$65,712	$25,309	—	$584,018
Operating Income/(Loss)	$187,063	$20,904	$26,066	($4,938)	—	$229,095
Depreciation and Amortization	$5,469	$5,176	$720	$5,074	—	$16,439
Total Assets	$1,969,209	$605,679	$412,425	$416,701	—	$3,404,014
Average Headcount	6,575	3,350	890	2,035	—	12,850

Three months ended March 31, 2015
	NAST	Global Forwarding	Robinson Fresh	All Other & Corporate	Eliminations	Consolidated

Revenues	$2,194,751	$411,451	$570,390	$124,298	—	$3,300,890
Intersegment Revenues(1)	65,346	5,251	20,052	638	(91,287)	—

Total Revenues	$2,260,097	$416,702	$590,442	$124,936	($91,287)	$3,300,890
Net Revenues	$358,009	$86,333	$55,548	$25,220	—	$525,110
Operating Income/(Loss)	$150,093	$13,973	$19,293	($1,434)	—	$181,925
Depreciation and Amortization	$5,466	$5,178	$691	$4,908	—	$16,243
Total Assets	$1,965,361	$601,452	$360,648	$381,763	—	$3,309,224
Average Headcount	6,391	3,294	866	2,014	—	12,565

(1)	Intersegment revenues represent the sales between our segments and are eliminated to reconcile to our consolidated results.